LORD ABBETT SECURITIES TRUST

Lord Abbett Micro Cap Value Fund

Supplement dated October 5, 2018 to the

Summary Prospectus dated March 1, 2018, as supplemented

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 9 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Eli Rabinowich, Portfolio Manager	2018
John C. Hardy, Portfolio Manager	2018

Please retain this document for your future reference.